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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 16, 2000
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                Date of Report (date of earliest event reported)


                               KOMAG, INCORPORATED
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             (Exact name of Registrant as specified in its charter)


            Delaware                     0-16852                 94-2914864
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                             1710 Automation Parkway
                           San Jose, California 95131
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 576-2000


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     Komag, Incorporated issued a press release on March 16, 2000, announcing resolution of a tax matter and the related adjustment to earnings in the fourth quarter of the fiscal year ended January 2, 2000 and a change to projected results for the current fiscal quarter, which is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1  Text of press release dated March 16, 2000.
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Komag, Incorporated,
                                       a Delaware corporation


Dated: March 20, 2000                  By: /s/ Thian Hoo Tan
                                           -------------------------------------
                                           Thian Hoo Tan
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit Number    Description
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99.1              Text of press release dated March 16, 2000.